LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED NOVEMBER 30, 2016

TO THE PROSPECTUS

DATED MAY 1, 2016, OF

ENTRUSTPERMAL ALTERNATIVE CORE FUND

The second paragraph of the section titled “More on fund management-Expense limitation” in the fund’s Prospectus is deleted and replaced with the following:

The manager has also agreed to voluntarily waive fees and/or reimburse operating expenses so that total annual operating expenses will not exceed 1.95% for Class A shares, 2.70% for Class C shares, 1.95% for Class FI shares, 2.20% for Class R shares, 1.70% for Class I shares and 1.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements are expected to continue until December 31, 2017, but may be terminated at any time by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time.

Please retain this supplement for future reference.

PRML323009